UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JUNE 12, 2015

Commission File Number: 000-53462

TIERRA GRANDE RESOURCES, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-054-3851
(IRS Employer Identification Number)

3209 Utah Ave S, Seattle, Washington 98134

(Address of principal executive offices)

857-777-6190
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Proposed Change of Name and Trading Symbol

Following the receipt of majority shareholder vote and Board of Directors’ approval, on June 12, 2015, Tierra Grande Resources, Inc., filed a Certificate of Amendment with the Secretary of State of Nevada for the purpose of changing its name to VNUE, Inc. In connection with the Financial Industry Regulatory Authority’s (“FINRA”) Rule 6490 and Rule 10b-17 of the Securities Exchange Act of 1934, as amended, on June 12, 2015, the Company submitted to FINRA an Issuer Company-Related Action Notification Form to change the name to VNUE, Inc. and ticker symbol of the Company to “VNUE”. If these changes are accepted by FINRA, the earliest effective date would be June 22, 2015. At this time the Company has not received FINRA’s approval for either the proposed name change or the ticker symbol change. In addition, due to the name change of the Company, the Company requested and received from CUSIP Global Services a new CUSIP number “92858B 105”.

Item 9.01. Exhibits.

(d)	Exhibits

5.1	Certificate of Amendment filed in Nevada on June 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2015	TIERRA GRANDE RESOURCES, INC.

	By:	/s/ Matthew Carona
Matthew Carona
CEO